SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2003

eUniverse, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26355 (Commission File Number)	06-1556248 (IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California (Address of Principal Executive Offices)	90045 (Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Attached hereto as Exhibit 99, and incorporated herein by reference, is a copy of the press release issued by eUniverse, Inc. on May 8, 2003, regarding the Company’s update on the status of its internal review of accounting issues that it disclosed on May 6, 2003.

Item 5. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document
99	Press release dated May 8, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003	eUniverse, Inc.

/s/ CHRISTOPHER S. LIPP
Christopher S. Lipp Sr. Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release issued by eUniverse, Inc., May 8, 2003.